Supplemental Financial Report First Quarter 2020 May 7, 2020 Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19), the severity of the disease, the duration of the COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, the potential negative impacts of COVID-19 on the global economy and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; adverse impacts on the Company's corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company's liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures, or its ability to continue to generate liquidity from sales of Legacy, Non-Strategic assets; the Company’s ability to liquidate its Legacy, Non-Strategic assets within the projected timeframe or at the projected values; the timing of and ability to deploy available capital; the Company’s ability to pay, maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; whether Colony Capital will continue to serve as our external manager or whether we will pursue another strategic transaction; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities, including the current U.S. presidential administration, and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

We present Core Earnings/Legacy, Non-Strategic (“LNS”) Earnings, which are non-GAAP supplemental financial measures of our performance. Our Core Earnings are generated by the Core Portfolio and Legacy, Non-Strategic Earnings are generated by the Legacy, Non-Strategic Portfolio. We believe that Core Earnings/Legacy, Non-Strategic Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). These supplemental financial measures help us to evaluate our performance excluding the effects of certain transactions and U.S. GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. For information on the fees we pay our Manager, see Note 10, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission (“SEC”). In addition, we believe that our investors also use Core Earnings/Legacy, Non-Strategic Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings/Legacy, Non-Strategic Earnings is useful to our investors. We define Core Earnings/Legacy, Non-Strategic Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) CECL reserves determined by probability of default / loss given default (or “PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in U.S. GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings/Legacy, Non-Strategic Earnings. For clauses (ix) and (x), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. U.S. GAAP net income (loss) attributable to our common stockholders and Core Earnings/Legacy, Non-Strategic Earnings include provisions for loan losses. Prior to the third quarter of 2019, Core Earnings reflected adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. During the third quarter of 2019, we revised our definition of Core Earnings to include the provision for loan losses while excluding realized losses of sales of real estate property and impairment write-downs of preferred equity investments. This was approved by a majority of our independent directors. Core Earnings/Legacy, Non-Strategic Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings/Legacy, Non-Strategic Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings/Legacy, Non-Strategic Earnings may not be comparable to the Core Earnings/Legacy, Non-Strategic Earnings reported by other companies. The Company calculates Core Earnings/Legacy, Non-Strategic Earnings per share, which are non-GAAP supplemental financial measures, based on a weighted average number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net leased and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAP net income (loss) which further limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. Important Note Regarding Non-GAAP Financial Measures and definitions

The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets, liabilities, profits and losses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. We present loan-to-value which reflects the initial loan amount divided by the as-is appraised value as of the date the loan was originated, or by the current principal amount divided by the appraisal value as of the date of the most recent as-is appraisal. For construction loans, loan-to-value reflects the total commitment amount of the loan divided by the as-completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis. We present risk rankings, which is a supplemental financial disclosure, for loans and preferred equity investments within the Core Portfolio. In addition to reviewing loans and preferred equity for impairments on a quarterly basis, the Company evaluates loans and preferred equity to determine if an allowance for loan loss should be established. In conjunction with this review, the Company assesses the risk factors of each loan and preferred equity investment and assigns a risk rating based on a variety of factors, including, without limitation, underlying real estate performance and asset value, values of comparable properties, durability and quality of property cash flows, sponsor experience and financial wherewithal, and the existence of a risk-mitigating loan structure. Additional key considerations include loan-to-value ratios, debt service coverage ratios, loan structure, real estate and credit market dynamics, and risk of default or principal loss. Based on a five-point scale, the Company’s loans and preferred equity investments are rated “1” through “5,” from less risk to greater risk. At the time of origination or purchase, loans and preferred equity investments are ranked as a “3” and will move accordingly going forward. Important Note Regarding Non-GAAP Financial Measures and definitions (Cont’d)

Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the reportable segments below, which are based on how management reviews and manages its business. Each segment also includes corporate-level asset management and other fees, related party and general and administrative expenses related to its respective portfolio. Core Portfolio Loans & Preferred Equity Portfolio (or “Loan Portfolio”) As of March 31, 2020, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests (“preferred equity”) as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of Colony Capital which were deconsolidated as a result of the merger and subsequently treated as equity method investments. Senior mortgage loans may include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile Mezzanine loans include other subordinated loans Preferred equity interests include related equity participation interests CRE Debt Securities As of March 31, 2020, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Leased Real Estate (“Net Lease”) As of March 31, 2020, the Company’s Net Lease investments included direct investments in commercial real estate principally composed of long-term leases to tenants on a net lease basis, where such tenants are generally responsible for property operating expenses such as insurance, utilities, maintenance capital expenditures and real estate taxes. Legacy, Non-Strategic Portfolio (“LNS Portfolio” or “LNS”) Legacy, Non-Strategic Investments As of March 31, 2020, the Company’s Legacy, Non-Strategic Portfolio included direct investments in operating real estate such as multi-tenant office and multifamily residential assets, real estate acquired in settlement of loans (“REO”), real estate private equity interests (“Private Equity Interests” or “PE Interests”) and certain retail and other legacy loans originated prior to the combination that created the Company. Notes regarding reportable segments

Table of contents Business Developments & Portfolio Highlights Core Portfolio Portfolio Overview Loan & Preferred Equity Portfolio CRE Debt Securities Net Lease Real Estate Investment Detail Legacy, Non-Strategic Portfolio Capitalization Appendix Page 7 11 12 13 15 16 17 19 28 31

I. Business Developments & Portfolio Highlights

Michael J. Mazzei joined as Chief Executive Officer & President of the Company on April 1, 2020 Operating Results Q1’20 GAAP net loss of $(78.8) million, or $(0.62) per share Q1’20 Total Core / LNS Earnings of $11.5 million, or $0.09 per share; Total Core / LNS Earnings excluding gains / (losses) of $41.4 million, or $0.31 per share Dividend: Monthly dividend of $0.10/share in January, February and March 2020. Subsequent to quarter end, the Company announced a suspension of the monthly cash dividend beginning with the monthly period ending April 30, 2020 Book Value: GAAP net book value of $2.0 billion, or $14.85 per share; Undepreciated book value of $2.1 billion, or $16.12 per share CECL Reserve: As of March 31, 2020, CECL reserve totaled $52.2 million, or $0.41 per share (included in above book value metrics) Liquidity: As of May 6, 2020, total corporate liquidity of approximately $255 million through cash-on-hand and availability under the corporate revolving credit facility (or “corporate revolver”). In addition, excess capacity under the Company’s master repurchase facilities of approximately $1.6 billion Capitalization As of May 6, 2020, the Company is in full compliance with its financial covenants under its corporate revolver and master repurchase facilities Corporate Revolver: On May 6, 2020, the Company amended its corporate revolver agreement to: (i) reduce the tangible net worth covenant from $2.1 billion to $1.5 billion, providing portfolio management flexibilities as a result of any disruptions in investments caused by COVID-19 or other factors; (ii) reduce the facility size from $560 million to $450 million (noting current borrowings of $299 million); (iii) limit dividends in line with taxable income and restrict stock repurchases, each for liquidity preservation purposes; and (iv) focus new investments on senior mortgages I. Business Developments & Highlights Total Company Core Portfolio Operating Results Q1’20 GAAP net loss of $(35.0) million, or $(0.27) per share Q1’20 Core Earnings of $46.2 million, or $0.35 per share; Core Earnings excluding gains / (losses) of $40.0 million, or $0.30 per share Book Value: GAAP net book value of $1.8 billion, or $13.36 per share; Undepreciated book value of $1.8 billion, or $14.04 per share Senior Loan Master Repurchase Facilities: During the first quarter through the date hereof, the Company received and timely paid one margin call for less than $1 million on one hospitality loan. In addition, the Company made voluntarily paydowns on two other hospitality loans, received a holiday from future margin calls between 3 and 4 months, and obtained broader discretion to enter into permitted modifications with its borrowers on these specific loans, if necessary, in the upcoming 6 months. The Company is in active discussions with other master repurchase facility lenders to achieve a result similar to the agreements described above, either on an asset specific basis or across all assets with the specific lender As of May 6, 2020, the Company’s exposure to senior loan master repurchase facility financing was approximately $700 million

CRE Debt Securities Master Repurchase Facilities: Subsequent to the first quarter, the Company consolidated its borrowings with one existing counterparty, paid down its borrowings to a blended advance rate of 62% (providing for 15% of buffer before any additional margin calls) and extended the repurchase date on all such borrowings to 6/30/20 As of May 6, 2020, the Company maintains approximately $124 million of repurchase financing on such CRE debt securities with a fixed cost of financing rate of 4.50% Investments: The Company has not closed on any new investments in 2020 through the date hereof and is primarily focused on existing investments and commitments. During the first quarter, gross fundings on its existing investments totaled $54 million Repayments: During the first quarter, three loans totaling $68 million in carrying value repaid in full Portfolio Management: Collected 99% of total April interest payments across the Core Loan & Preferred Equity Portfolio and collected 95% of total April rent payments across the Core Net Lease Real Estate Portfolio Operating Results Q1’20 GAAP net loss of $(43.8) million, or $(0.35) per share Q1’20 LNS Earnings (Loss) of $(34.7) million, or $(0.26) per share; LNS Earnings excluding gains / (losses) of $1.4 million, or $0.01 per share Book Value: GAAP net book value of $0.2 billion, or $1.49 per share LNS Portfolio Sales/Resolutions – During The First Quarter 2020 Through The Date Hereof: 13 Sold/Resolved Assets: Total gross sales price of $269 million and a net sales price of $170 million after transaction costs, debt repayment and promote, representing an approximately $3 million gain and a 2% premium to GAAP net book value NY Hospitality Loans: During the three months ended March 31, 2020, given the immediate and significant detrimental impact of COVID-19, recorded a $37 million provision for loan loss related to the Company’s four New York Hospitality Loans collateralized by a 1,300-room hotel. On April 22, 2020, closed on a discounted pay-off of the total investment interests, realizing on such provision for loan loss Cumulative LNS Portfolio Sales / Resolutions Since Announcing Portfolio Bifurcation Plan (November 2019): I. Business Developments & Highlights (Cont’d) LNS Portfolio See footnotes in the appendix Core Portfolio (Cont’d)

I. Company snapshot Company overview ($ in thousands, unless otherwise stated; as of March 31, 2020; at CLNC share) See footnotes in the appendix $5.4 billion Total at-share assets(1) 60% Debt-to-asset ratio(2) 1.4x Net-debt-to-equity ratio(3) $2.0 billion / $14.85 per share GAAP net book value(1) $2.1 billion / $16.12 per share Undepreciated book value(1) Portfolio overview Core vs. LNS (based on GAAP net book value as of March 31, 2020)

II. Core Portfolio

II. Core Portfolio – Overview (As of March 31, 2020; at CLNC share) See footnotes in the appendix Select Underlying Assets Northern California Luxury Hotel Northeast Office Property Southwest Multifamily Property NNN Dublin Office Campus Investment type(3) Property type(3) Portfolio summary 110 Total number of investments $4.7 billion Total at-share assets(1) $1.8 billion GAAP net book value(1) $13.36 GAAP net book value per share 9.1% Annualized Q1’20 Core Earnings yield ex. gains / (losses)(2)

II. Core Portfolio – Loans & Preferred Equity Portfolio Overview Overview Investment type(5) (As of March 31, 2020; at CLNC share) $2.9 billion Total loans & preferred equity(1) 53 Total number of investments $54 million Average investment size 92% % Senior loans floating rate (All floating rate senior loans have LIBOR floors in-place) 1.8 years W.A. remaining term(2) 4.1 years W.A. extended remaining term(3) 7.5% W.A. unlevered all-in yield(4) 70% W.A. loan-to-value (senior loans only) 3.8 W.A. risk ranking Property type(5) Geography(5) See footnotes in the appendix

II. Core Portfolio – Loans & Preferred Equity Portfolio Overview (Cont’d) ($ in thousands; as of March 31, 2020; at CLNC share) See footnotes in the appendix

II. Core portfolio – CRE Debt securities Ratings Category(6) Vintage(6) (As of March 31, 2020, unless otherwise stated; at CLNC share) Overview $469 million Principal value(1) $270 million Carrying value(1) $73 million Net carrying value(2) 51 Total number of investments(3) 6.0 years W.A. remaining term(4) 8.1% W.A. unlevered all-in yield(5) See footnotes in the appendix % of Portfolio Vintage Year

II. Core Portfolio – Net lease real estate Property type(7) ($ and square feet in thousands; as of March 31, 2020, unless otherwise stated; at CLNC share) Geography(7) W.A. remaining lease term(6)(7) * 100% is related to industrial net lease properties See footnotes in the appendix

Core Portfolio – loans & preferred equity portfolio II. Core Portfolio – Investment Detail ($ in millions; as of March 31, 2020; at CLNC share) See footnotes in the appendix * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects

II. Core Portfolio – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of March 31, 2020; at CLNC share) Core Portfolio – loans & preferred equity portfolio (cont’d) Core Portfolio – net lease real estate * Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects ** Represents an equity participation interest See footnotes in the appendix

III. Legacy, Non-Strategic Portfolio

III. Legacy, Non-Strategic – Portfolio Overview ($ in thousands, unless otherwise stated; as of March 31, 2020; at CLNC share) See footnotes in the appendix Portfolio Activity Investment type(3) Property type(3) Portfolio summary Portfolio Overview Q1’20 LNS Earnings ex. gains / (losses) of approximately $1.4 million, or $0.01 per share; annualized Q1’20 LNS Earnings yield ex. gains / (losses) of approximately 2.9% GAAP net book value of $0.2 billion, or $1.49 per share During the first quarter 2020, sold ten LNS assets totaling $231 million of gross proceeds Subsequent to the first quarter 2020, sold three LNS assets totaling $38 million of gross proceeds 51 Total number of investments $0.7 billion Total at-share assets(1) $0.2 billion GAAP net book value(1) $1.49 GAAP net book value per share 2.9% Annualized Q1’20 LNS Earnings yield ex. gains / (losses)(2)

III. Legacy, Non-Strategic – Loans & Preferred Equity Portfolio Overview Overview Investment type(5) (As of March 31, 2020; at CLNC share) $92 million Total loans & preferred equity(1) 11 Total number of investments $8 million Average investment size 59% % Senior loans floating rate 0.4 years W.A. remaining term(2) 1.0 years W.A. extended remaining term(3) 1.1% W.A. unlevered all-in yield(4) Property type(5) Geography(5) See footnotes in the appendix

* During the first quarter 2020, placed one senior loan on non-accrual ** Represents an equity participation interest ** III. Legacy, Non-Strategic – Loans & Preferred Equity Portfolio Overview (Cont’d) ($ in thousands; as of March 31, 2020; at CLNC share) See footnotes in the appendix *

III. Legacy, Non-Strategic – net lease real estate Property type(7) ($ and square feet in thousands; as of March 31, 2020, unless otherwise stated; at CLNC share) Geography(7) W.A. remaining lease term(6)(7) See footnotes in the appendix

Property type(8) III. Legacy, Non-Strategic – Other real estate ($ and square feet in thousands; as of March 31, 2020, unless otherwise stated; at CLNC share) Geography(8) W.A. remaining lease term(6)(8) See footnotes in the appendix * During the first quarter 2020, the Company sold five Legacy, Non-Strategic assets; two office assets, two multifamily assets and one hotel asset. As a result of the sales, financial results in the above table exclude approximately $2.2 million and $8.7 million from Q1’20 NOI / EBITDA and Annualized Q1’20 NOI / EBITDA, respectively, related to these asset resolutions

III. Legacy, Non-Strategic – Investment Detail ($ in millions; as of March 31, 2020; at CLNC share) Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio * Represents loans on nonaccrual status ** Reflects loans and preferred equity interests in which the underlying collateral is related to construction/development projects *** Represents an equity participation interest See footnotes in the appendix Legacy, Non-Strategic Portfolio – loans & preferred equity portfolio summary

III. Legacy, non-Strategic – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of March 31, 2020; at CLNC share) Legacy, Non-Strategic Portfolio – net lease & other real estate See footnotes in the appendix

III. Legacy, non-Strategic – Investment Detail (Cont’d) ($ in millions; rentable square feet in thousands; as of March 31, 2020; at CLNC share) Legacy, Non-Strategic Portfolio – net lease & other real estate (cont’d) See footnotes in the appendix Legacy, Non-Strategic Portfolio – net lease & other real estate summary

IV. Capitalization

IV. Capitalization Highlights (As of March 31, 2020, unless otherwise stated; at CLNC share) Overview $5.2 billion Total capitalization (excluding cash) $3.2 billion Total outstanding debt(1) $299 million Corporate revolving credit facility outstanding As of May 6, 2020 $0.7 billion ($2.3 billion maximum facilities availability) Master repurchase facilities outstanding As of May 6, 2020 1.4x Net debt-to-equity ratio(2) 3.47% Blended all-in cost of financing(3) Capital structure(4) Total capitalization $5.2 billion See footnotes in the appendix

IV. Capitalization overview ($ in thousands; as of March 31, 2020; at CLNC share) See footnotes in the appendix

V. Appendix

V. Appendix – Consolidated Balance sheet (In thousands, except share and per share data; as of March 31, 2020 unless otherwise stated)

V. Appendix – Consolidated Statements of operations (In thousands, except per share data; as of March 31, 2020, unless otherwise stated) (Unaudited)

V. Appendix – Consolidated Statements of operations By Segment ($ in thousands; as of March 31, 2020) (Unaudited)

V. Appendix – Outstanding common shares and Op units

V. Appendix – reconciliation of gaap to non-gaap financial information (In thousands, except per share data; as of March 31, 2020) (Unaudited) Reconciliation of consolidated balance sheet to at CLNC share balance sheet See footnotes in the appendix

Reconciliation of GAAP net book value to undepreciated book value V. Appendix – reconciliation of gaap to non-gaap financial information (Cont’d) (In thousands, except per share data; as of March 31, 2020) (Unaudited) See footnotes in the appendix

V. Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) (In thousands, except per share data; as of March 31, 2020) (Unaudited) Reconciliation of GAAP net income (loss) to Core Earnings (Loss)/Legacy, Non-Strategic Earnings (Loss) See footnotes in the appendix

Reconciliation of GAAP net income (loss) to NOI/EBITDA V. Appendix – Reconciliation of GAAP to Non-gaap financial information (Cont’d) ($ in thousands; as of March 31, 2020) (Unaudited)

ColonyCredit REAL ESTATE

V. APPENDIX – FOOTNOTES

Page 9
1. Net carrying value includes $27.5 million of investment-level financing related to one sold / resolved asset that was paid down subsequent to September 30, 2019. As a result, net carrying values as of September 30, 2019 may not be an appropriate proxy when comparing to actual results
2. Gross and net sales price includes approximately $13.2 million of cash proceeds related to the NY Hospitality Loans, which were swept to paydown the unpaid principal balance prior to closing of the discounted payoff on April 22, 2020
3. Net sales price represents gross sales price net of any in-place investment-level financing and transaction costs

Page 10
1. Represents CLNC share as of March 31, 2020. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities
2. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or "UPB") at CLNC share divided by total assets at CLNC share as of March 31, 2020
3. Represents CLNC's share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC's share divided by total stockholders' equity as of March 31, 2020; stockholders' equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities
4. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020
5. Preferred equity includes $28.0 million related to equity participation interests
6. Includes securitization assets which are presented net of the impact from consolidation
7. Net lease real estate includes deferred leasing costs and other net intangibles and includes the impact of accumulated depreciation and amortization
8. Represents Core Portfolio's and LNS Portfolio's proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable)
9. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities

Page 12
1. Represents CLNC share as of March 31, 2020. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities
2. Based on annualized reported Q1'20 Core Earnings excluding provision for loan losses of $2.3 million and realized gains on FX hedges of $8.6 million divided by GAAP net book value of the Core Portfolio as of March 31, 2020
3. Based on carrying values at CLNC share as of March 31, 2020. Property type excludes CMBS and mortgage loans held in securitization trusts
4. Preferred equity includes $28.0 million related to equity participation interests
5. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets

Page 13
1. Represents carrying values at CLNC share as of March 31, 2020
2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2020
3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020
4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations
5. Based on carrying values at CLNC share as of March 31, 2020
6. Other / mixed-use includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets

Page 14
1. Represents carrying values at CLNC share as of March 31, 2020
2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020
3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations
4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2020
5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020

Page 15
1. Represents principal amounts and carrying values at CLNC share as of March 31, 2020; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation
2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020
3. Investment count represents total number of tranches acquired; two total "B-piece" transactions

40

ColonyCredit
REAL ESTATE

V. APPENDIX – FOOTNOTES (CONT'D)

Page 15 (cont'd)

4. W.A. calculation based on carrying value at CLNC share as of March 31, 2020
5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non-rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of March 31, 2020
6. Based on carrying values at CLNC share as of March 31, 2020

Page 16

1. Represents carrying values at CLNC share as of March 31, 2020; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization
2. Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020
3. Represents reported NOI for the first quarter 2020 at CLNC share
4. Represents annualized reported NOI for the first quarter 2020 at CLNC share
5. Represents the percent leased as of March 31, 2020 and is weighted by carrying value at CLNC share as of March 31, 2020
6. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020
7. Based on carrying values at CLNC share as of March 31, 2020

Page 17

1. Represents carrying values at CLNC share as of March 31, 2020
2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations
3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020
4. Senior loans reflect the initial loan amount divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent as-is appraisal. Construction senior loans' loan-to-value reflect the total commitment amount of the loan divided by the as completed appraised value, or the total commitment amount of the loan divided by the projected total cost basis

Page 18

1. Represents carrying values at CLNC share as of March 31, 2020
2. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations
3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020
4. Mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects initial funding of loans senior to our position divided by the as-is value as of the date the loan was originated, or the principal amount divided by the appraised value as of the date of the most recent appraisal. Detachment loan-to-value reflects the cumulative initial funding of our loan and the loans senior to our position divided by the as-is value as of the date the loan was originated, or the cumulative principal amount divided by the appraised value as of the date of the most recent appraisal. Construction mezzanine loans include attachment loan-to-value and detachment loan-to-value, respectively. Attachment loan-to-value reflects the total commitment amount of loans senior to our position divided by as-completed appraised value, or the total commitment amount of loans senior to our position divided by projected total cost basis. Detachment loan-to-value reflect the cumulative commitment amount of our loan and the loans senior to our position divided by as-completed appraised value, or the cumulative commitment amount of our loan and loans senior to our position divided by projected total cost basis
5. Represents annualized reported NOI for the first quarter 2020 at CLNC share
6. Represents the percent leased as of March 31, 2020 and is weighted by carrying value at CLNC share as of March 31, 2020
7. Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020

Page 20

1. Represents CLNC share as of March 31, 2020. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities
2. Based on annualized reported Q1'20 LNS Earnings excluding provision for loan losses of $36.8 million and other realized gains of $0.7 million divided by GAAP net book value of the LNS Portfolio as of March 31, 2020
3. Based on carrying values at CLNC share as of March 31, 2020. Property type excludes private equity interests
4. Related to an equity participation interest
5. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities

41

V. Appendix – Footnotes (cont’d) Page 20 (cont’d) Other includes commercial and residential development and predevelopment assets Represents carrying values at CLNC share as of March 31, 2020 Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020 Represents LNS Portfolio’s proportionate share of outstanding debt related to the corporate revolving credit facility as well as other balance sheet assets and liabilities (including cash, restricted cash, net receivables, other assets, due to related party, accrued and other liabilities, escrow deposits payable and dividends payable) Page 21 Represents carrying values at CLNC share as of March 31, 2020 Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2020 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations Based on carrying values at CLNC share as of March 31, 2020 Other includes commercial and residential development and predevelopment assets Page 22 Represents carrying values at CLNC share as of March 31, 2020 Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of March 31, 2020 Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020 Page 23 Represents carrying values at CLNC share as of March 31, 2020; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020 Represents reported NOI for the first quarter 2020 at CLNC share Represents annualized reported NOI for the first quarter 2020 at CLNC share Represents the percent leased as of March 31, 2020 and is weighted by carrying value at CLNC share as of March 31, 2020 Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020 Based on carrying values at CLNC share as of March 31, 2020 Page 24 Represents carrying values at CLNC share as of March 31, 2020; includes deferred leasing costs and other net intangibles; includes the impact of accumulated depreciation and amortization Represents carrying values net of any in-place investment-level financing at CLNC share as of March 31, 2020 Represents reported NOI/EBITDA for the first quarter 2020 at CLNC share Represents annualized reported NOI/EBITDA for the first quarter 2020 at CLNC share Represents the percent leased as of March 31, 2020. W.A. calculation based on carrying value at CLNC share as of March 31, 2020. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020. Includes office and retail properties only Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities Based on carrying values at CLNC share as of March 31, 2020 Page 25 In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of March 31, 2020 Represents carrying values at CLNC share as of March 31, 2020

V. Appendix – Footnotes (cont’d) Page 26 Represents the percent leased as of March 31, 2020 and is weighted by carrying value at CLNC share as of March 31, 2020. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020. Includes office and retail properties only Page 27 Represents the percent leased as of March 31, 2020 and is weighted by carrying value at CLNC share as of March 31, 2020. Excludes hotel properties Based on in-place leases (defined as occupied and paying leases) as of March 31, 2020 and assumes that no renewal options are exercised. W.A. calculation based on carrying value at CLNC share as of March 31, 2020. Includes office and retail properties only Represents carrying values at CLNC share as of March 31, 2020 Represents annualized reported NOI/EBITDA for the first quarter 2020 at CLNC share Page 29 Represents UPB at CLNC share as of March 31, 2020 Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of March 31, 2020; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities Assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of March 31, 2020 Outstanding debt based on UPB at CLNC share as of March 31, 2020 Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of March 31, 2020 Represents financing on one senior loan investment in the Core Portfolio Page 30 Subject to customary non-recourse carve-outs W.A. calculation based on outstanding debt (UPB) at CLNC share as of March 31, 2020. W.A. extended maturity excludes CMBS facilities Assumes the applicable floating benchmark rate as of March 31, 2020 for W.A. calculations Represents UPB at CLNC share as of March 31, 2020 Maturity dates are dependent on asset type and typically range from one to three month rolling periods Represents financing on one senior loan investment in the Core Portfolio Page 36 Represents interests in assets held by third party partners Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes Page 37 Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities The Company calculates GAAP net book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of March 31, 2020, the total number of common shares and OP units outstanding was approximately 131.4 million Page 38 Includes $29.0 million in provision for loan losses calculated by the Company’s PD/LGD model and excludes $40.7 million which was evaluated individually and included in Core Earnings The Company calculates Core Earnings (Loss) / Legacy, Non-Strategic Earnings (Loss) per share, which are non-GAAP financial measures, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the three months ended March 31, 2020, the weighted average number of common shares and OP units was approximately 131.6 million; includes 3.1 million of OP units

Company Website: www.clncredit.com V. Company information Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that elected to be taxed as a REIT for U.S. federal income tax purposes commencing with our initial taxable year ended December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com. Analyst Coverage: Raymond James Stephen Laws 901-579-4868 B. Riley FBR Randy Binner 703-312-1890 Headquarters: Los Angeles 515 South Flower Street 44th Floor Los Angeles, CA 90071 310-282-8220 Investor Relations: ADDO Investor Relations Lasse Glassen 310-829-5400 lglassen@addoir.com Press & Media: Owen Blicksilver P.R., Inc. Caroline Luz 203-656-2829 caroline@blicksilverpr.com Stock & Transfer Agent: American Stock & Transfer Trust Company (AST) 866-751-6317 help@astfinancial.com NYSE Ticker: CLNC Shareholder information